                                                                  EXHIBIT 10.2.2

                 SUPPORT, TRAINING AND CERTIFICATION AGREEMENT

     THIS SUPPORT, TRAINING AND CERTIFICATION AGREEMENT is entered into as of this _____ day of _______________, 19___ (hereinafter "Effective Date") by and between Dell Products L.P. (hereinafter "Dell") with its principal place of business at One Dell Way, Round Rock, Texas 78682, and Linuxcare Inc, a __________ corporation having a principal place of business at __________ (hereinafter "Linuxcare").

     DEFINITIONS:

     "Linux Distributions" shall include the current and future versions and releases of the Linux-based operating systems distributed by Redhat, Caldera, SuSE, Turbolinux (Pacific HiTech) and Debian.

     "System Configuration" shall mean any combination of the Base Platforms described in Sections A and B of Supplement 1 with any or all of the devices as certified by LinuxCare Labs, that are listed in Section C of Supplement 1, as amended from time to time by Dell.

1.   SUPPORT

     SCOPE OF SUPPORT SERVICES
     -------------------------

          90-Day Installation Support
          ---------------------------
          Linuxcare will provide phone and email support to Dell customers, located in the geographical regions listed in Supplement 3 and in other geographies which Dell may include from time to time. Support will be in the following areas, for customers who choose and pay for Linuxcare as their Linux operating system support provider for * per Linux system sold by Dell and referenced in Supplement 1:

               (i) Reinstallation of factory installed Linux operating system distributions installed by Dell in all geographic regions. The reinstall is done by the customer from a CD provided with the system. Linuxcare will provide direction to the customer as requested;

               (ii) Configuration of client services associated with enabling a system to communicate with the network and to connect to existing networks via supported Linux drivers;

               (iii) Connectivity testing between Linux workstation and the network using the TCP/IP on workstations to verify that the Ethernet controllers included with Dell systems communicates with the network as specified in the industry standard TCP/IP architecture;

               (iv) Configuration of Linuxcare Labs Certified onboard devices which consist of:
                         Network Interface Controller (NIC)
                         Disk Drives
                         Video adapters
                         memory

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                         Processors
                         Tape Back up units
                         Disk drive controllers
                         Audio controllers

          (vi) Assistance with basic system administration tasks such as adding a user, changing password;

          (vii) 14x7 (local region time) English based phone, email, and web-based support

          (viii) Local language support provided as available at no additional charge; Local language support will be available from Linuxcare for the following: Japan October 31, 1999 German, French, Dutch, Spanish, Italian November 31, 1999

          Linuxcare will provide 2 Linuxcare certification support contacts for Dell to utilize as technical resources

Extended Support Offering
-------------------------
In the event that the customer's support requirement falls outside the previously described installation support, the customer may take advantage of Linuxcare Extended Support offerings. These incident packs may be purchased at time of system purchase or within the 90-Day Installation Support period only and cover the Linux Distributions Unused incidents will expire one year from purchase date.

Description of Services included:
---------------------------------
Post 90-day installation support coverage includes English based phone, email, and web-based support, and local language phone and written support provided as available. In the event consulting services are necessary, an incident coupon can be used as a credit equal to the dollar amount or amounts of the incident coupon(s), towards the agreed upon consulting rate.

          Incident coverage consists of the following:

               (i) Identifying and solving software and hardware issues (excluding "Windows"', RAID systems, WAN Networking products and USB devices) that have prescribed solutions, existing patches, prior fixes;);
               (ii) configuration of new non "Windows" hardware utilizing existing functional device drivers;
               (iii)  basic re-configuration of the operating system;
               (iv)   configuration of professional user space applications

These services may require multiple e-mail and/or telephone communications between Linuxcare support technician and the end user. The incident support coverage requires that covered support issues be reported and handled on a single incident basis, restricting communication to a single incident within the scope of the problem/issue reported.

          Pricing for Incident Packs:
          ---------------------------

              *for  5 incident pack  (*    incident)
              *for 10 incident pack  (*    incident)
              *for 25 incident pack  (*    incident)

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          Escalation Support
          ------------------

          Escalation support will be handled by Linuxcare in the manner proscribed in Supplement No.2 as attached.

II.  PAYMENT TERMS

     For all amounts to be paid to Linuxcare for all of the services stated in this Agreement (including those hereinafter defined as training and certification services), Dell will pay Linuxcare the fees stated herein. Linuxcare will receive from Dell a weekly reporting stating how many of Dell's customers who had a Linux Distribution installed, chose Linuxcare as a provider of support. From this data Linuxcare will generate an acceptable invoice to Dell for payment. Linuxcare will also send out a letter to Dell's customers, who have chosen Linuxcare as their support provider, advising the customer of what the support offering will consist of and the hours of operation, along with a toll free number for the customer to call into for service.

III. TRAINING

     Scope of Training Services
     --------------------------

     Linuxcare will provide training to Dell on site for class sizes between ten and fifteen students per day. Training Services will be provided at the current rate of [*] /person/day plus reasonable and actual travel and shipping training materials expenses incurred per Dell's request and in accordance with Dell's policy attached as Supplement X or found at (url). Training will be in English only. If Dell chooses to do translations, Linuxcare can do the translation at Dell's request and Dell shall reimburse Linuxcare at cost for such translations. . Custom courseware development fees may apply for courses developed or tailored to Dell's specific needs.

     Dell will pay or reimburse Linuxcare for any applicable sales, use, and similar taxes associated with Dell's acquisition of the Services, except that Dell will have no liability for any taxes based on Linuxcare's net assets or net income, or for which Dell has an appropriate resale or other exemption. Dell will reimburse Linuxcare for all pre-approved actual, reasonable, documented out-of-pocket expenses, including travel expenses, incurred by Linuxcare at Dell's request which are in accordance with Dell policy (attached or found at http://inside.us.dell.com/travel/vid/policy1.htm#statement.) Payment terms are thirty (30) days from Dell's receipt of an acceptable Linuxcare invoice. All payments will be in U.S. currency unless otherwise agreed to in writing. No invoice will be sent prior to the performance of the related Services. In the event that Linuxcare is in default of any of its obligations under this Agreement, Dell may withhold payment of any part of the unpaid price for the Services specifically in dispute until Linuxcare has, to Dell's satisfaction, completely remedied the breach. All Services purchased by Dell from Linuxcare will aggregate for calculating any discounts, if applicable.

     Linuxcare courseware is available for licensing by Dell for replication at for an additional cost as referenced on Exhibit ____. Dell has the option to use any training mechanism or provider that it deems, in conjunction with any of its Linux offerings Therefore, nothing in this contract is deemed to give Linuxcare exclusive Dell business.

     Linuxcare hereby gives Dell the right to use and reproduce, any Linuxcare trademarks and or logs in the marketing and distribution of Linuxcare services.

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

IV.  CERTIFICATION SERVICES

     Scope of Certification Services
     -------------------------------

     Linuxcare Labs, a division of Linuxcare, Inc will provide hardware certification services for certain Dell configurations and components for the platforms referenced in Supplement No. 1. Such services will consist of the following:

     (i) Dell has the option to submit up to 45 System Configurations per Linux Distribution for certification, during a 12 month period;

     (ii) Certifications will be for all previously defined Linux Distributions

     (iii) Linuxcare will certify a system 96 hours after receipt of the Dell system configuration, if the Dell submitted system passes Linuxcare Labs certification;

     (iv) Linuxcare will certify Japanese versions of TurboLinux against all submitted Dell System Configurations;

     (v) Linuxcare will also certify French, German, Dutch and English beginning December, 1999

     (vi) Linuxcare will certify Italian and Spanish as soon as it becomes available from Linuxcare Labs;

     (vii) Dell will have the option to self certify its configured systems when such certification tests are available from Linuxcare Labs;

     (viii) Linuxcare will provide 2 dedicated contacts for Dell certification support, with specified contacts for backup in the event that the designated contacts are unavailable;

     (ix) Linuxcare will certify and provides support for IA64 code architecture as designed by IBM when it becomes available for the core Linux operating system as designated by Linus Torvald.

     Pricing and Payment Terms
     -------------------------

     The price for each separate certification of each of the above referenced distributions is * per System. New releases (e.g., 1.1 to 1.2) of the
     Linux Distributions will be included in the    *    fee, new versions
     (e.g., 1.0 to 2.0) will require a separate certification.

     Metrics
     -------

     Linuxcare will employ a scientific and replicable process that measures the success or failure of a computer system's system initialization, booting, launching of necessary services, networking, video, and other included components. Upon request, Linuxcare will provide to Dell documentation of this process.

     Deliverables
     ------------

     A configuration is certified if it is made fully operational with the currently available Linux Distribution software and patches. Linuxcare will post all Linuxcare Labs Certified machines on its web site and maintain links from associated partners web sites and Linuxcare will provide Dell a document describing the System Configuration which was certified. Linuxcare will provide a separate document for Linux individual distributions to Dell within 3 days of certification.

V.   CONSULTING SERVICES

     Linuxcare will provide consulting, development, optimization, benchmarking, etc. to Dell, if requested by Dell, at current contract pricing, subject to availability of Linuxcare resources.. Projects and long-term contracts, if any, will be negotiated on a case-by-case basis if necessary, and a separate

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

      Statement of Work ("SOW"), will be executed by the parties and made an addendum to this agreement.

VI.   SERVICE LEVEL GUARANTEES

      Linuxcare agrees to provide the following service levels for Dell customers who choose Linuxcare as their Linux operating system support provider:

      FIRST TIME CLOSURE RATE: 85%
      (known to Dell as First Time Resolve "FTR")

      EMAIL SUPPORT LEVEL "SL": acknowledge receipt of email within 4 hrs
                 L1 issues within 12 hrs
                 L2 issues within 24 hours

      WEB SL:    L1 issues within 12 hrs
                 L2 issues within 24 hours

      PHONE SL:  L1 issues resolved on the call
                 L2 issues within 4 hours

VII.  TERM

          The Agreement shall have an initial term of one (1) year commencing on the date this agreement is fully executed by both parties ("Initial Term"). It shall be automatically renewed for successive one (1) year terms at Linuxcare's then current rates for the selected Services, unless and until terminated by either party by written notice to the other at least sixty (60) days prior to the expiration of the Initial Term or any then-current renewal term. If Linuxcare's rates for any selected services shall be increased for any renewal term, DELL may, no longer than thirty (30) days from the receipt of notice of such increase, elect to terminate such Services by written notice to Linuxcare. As used herein, "Term" shall mean the Initial Term and any renewals thereof.

VIII. TERMINATION AND DEFAULT

          If Dell fails to pay any invoice in full within a period of forty-five
          (45) days after the same is due and such failure continues for a period of thirty (30) days after Linuxcare gives notice to DELL thereof, then in addition to all other rights and remedies at law or otherwise, Linuxcare shall have the right to terminate this Agreement upon thirty (30) days notice to DELL. Except for Dell's failure to make payments, as herein above set forth, either party may terminate this Agreement on written notice if the other party has breached any material provision of this Agreement, or becomes insolvent, invokes as a debtor any laws relating to the relief of debtors' or creditors' rights, or has such laws invoked against it as a debtor. Such termination shall be effective thirty (30) days after notice, unless such breach has been cured or the terminating party is satisfied with the other party's solvency within that time.

          Termination for convenience. Dell may upon 30 days written notice to Linuxcare, terminate this agreement for convenience, unless Dell is in breach of this agreement as stated in Section VIII. If Dell is in breach of the agreement, as stated in Section VIII, Dell shall have to cure such breach prior to exercising this termination for convenience option.

IX.  WARRANTY

          Linuxcare warrants that they have all necessary authorization to perform support and certification on all of the Linux Distributions. Linuxcare further will provide written evidence of such authorization for the manufactures of the referenced Distributions, to Dell within 60 days of the Effective Date of this agreement.

          Linuxcare warrants to DELL that Services hereunder will be performed in a professional manner and in accordance with good usage and accepted practices as established in the community in which such Services are performed. If such Services prove to be not so performed and if DELL provides written notification to Linuxcare within a ninety
          (90) day period commencing on the date of completion of the Service, Linuxcare will, at DELL'S option, either correct any defects and deficiencies for which it is responsible or render prorated refund or credit based on the original charge for the Services.

          THE FOREGOING WARRANTIES ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER EXPRESS AND IMPLIED WARRANTIES, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

X.   INDEMNITY

     LINUXCARE AGREES TO DEFEND, INDEMNIFY, AND HOLD HARMLESS DELL PRODUCTS L.P., DELL COMPUTER CORPORATION ("DCC"), AND ANY OF DCC'S SUBSIDIARIES OR AFFILIATES, AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, AND AGENTS (THE "INDEMNITEES") FROM AND AGAINST ANY AND ALL CLAIMS, ACTIONS, DEMANDS, LEGAL PROCEEDINGS, LIABILITIES, DAMAGES, LOSSES, JUDGMENTS, AUTHORIZED SETTLEMENTS, COSTS OR EXPENSES, INCLUDING WITHOUT LIMITATION REASONABLE ATTORNEYS' FEES, (THE "DAMAGES") ARISING OUT OF OR IN CONNECTION WITH ANY ALLEGED OR ACTUAL:

     (i) INFRINGEMENT BY LINUXCARE AND/OR A DELIVERABLE(S) OF A COPYRIGHT, PATENT, TRADEMARK, TRADE SECRET OR OTHER PROPRIETARY OR INTELLECTUAL PROPERTY RIGHT OF ANY THIRD PARTY;

     (ii) CLAIM THAT LINUXCARE AND/OR GOODS AND DELIVERABLES PROVIDED UNDER THIS AGREEMENT HAS CAUSED BODILY INJURY (INCLUDING DEATH) OR HAS DAMAGED REAL OR TANGIBLE PERSONAL PROPERTY;

     (iii)  BREACH OF ANY OF LINUXCARE'S WARRANTIES CONTAINED IN THIS AGREEMENT;

     (iv) ANY VIOLATION BY LINUXCARE OF ANY GOVERNMENTAL LAWS, RULES, ORDINANCES, OR REGULATIONS; AND/OR,

     (v) CLAIM BY OR ON BEHALF OF LINUXCARE'S SUBCONTRACTORS, SUPPLIERS, EMPLOYEES OR AGENTS.

     LINUXCARE WILL PROVIDE THE ABOVE INDEMNITY EVEN IF LOSSES ARE DUE, OR ALLEGED TO BE DUE, IN PART TO ANY INDEMNITEE'S CONCURRENT NEGLIGENCE OR OTHER FAULT, BREACH OF CONTRACT OR WARRANTY, VIOLATION OF THE TEXAS DECEPTIVE TRADE PRACTICES ACT, OR STRICT LIABILITY WITHOUT REGARD TO FAULT; PROVIDED, HOWEVER,

     THAT LINUXCARE'S CONTRACTUAL OBLIGATION OF INDEMNIFICATION SHALL NOT EXTEND TO THE PERCENTAGE OF THE THIRD PARTY CLAIMANT'S DAMAGES OR INJURIES OR THE SETTLEMENT AMOUNT ATTRIBUTABLE TO THE INDEMNITEE'S NEGLIGENCE OR OTHER FAULT, BREACH OF CONTRACT OR WARRANTY, OR BREACH OF THE TEXAS DECEPTIVE TRADE PRACTICES ACT, OR TO STRICT LIABILITY IMPOSED UPON INDEMNITEE AS A MATTER OF LAW.

     IN THE EVENT OF ANY SUCH CLAIMS, DELL SHALL: (1) PROMPTLY NOTIFY LINUXCARE,
     (2) COOPERATE WITH LINUXCARE IN THE DEFENSE THEREOF, AND (3) NOT SETTLE ANY SUCH CLAIMS WITHOUT LINUXCARE'S CONSENT WHICH LINUXCARE AGREES NOT TO UNREASONABLY WITHHOLD. LINUXCARE SHALL KEEP DELL INFORMED AT ALL TIMES AS TO THE STATUS OF LINUXCARE'S EFFORTS AND CONSULT WITH DELL (OR DELL'S COUNSEL) CONCERNING LINUXCARE'S EFFORTS; AND, LINUXCARE SHALL NOT SETTLE THE CLAIM WITHOUT DELL'S PRIOR WRITTEN CONSENT, WHICH SHALL NOT BE UNREASONABLY WITHHELD.

XI.  LIMITATION OF LIABILITY

          IN NO EVENT, SHALL EITHER PARTY BE LIABLE TO THE OTHER OR ANY PERSON OR ENTITY USING ANY SERVICE SUPPLIED UNDER THIS AGREEMENT, FOR LOSS OF TIME, INCONVENIENCE, LOSS OF USE OF ANY SOFTWARE PRODUCT OR EQUIPMENT OR THEIR FAILURE TO WORK, OR FOR ANY DAMAGE CAUSED BY ANY SOFTWARE PRODUCT OR EQUIPMENT OR THEIR FAILURE TO WORK, OR FOR ANY OTHER INDIRECT, SPECIAL, RELIANCE, INCIDENTAL OR CONSEQUENTIAL LOSS OR DAMAGE ARISING OUT OF THIS AGREEMENT OR ANY OBLIGATION RESULTING THEREFROM OR THE USE OR PERFORMANCE OF ANY SOFTWARE OR PRODUCTS WHETHER IN AN ACTION FOR OR ARISING OUT OF ALLEGED BREACH OF WARRANTY, ALLEGED BREACH OF CONTRACT, DELAY, NEGLIGENCE STRICT TORT LIABILITY OR OTHERWISE.

          EXCEPT FOR THE SPECIFIC INDEMNITIES PROVIDED FOR IN THIS AGREEMENT, THE PARTIES EXPRESSLY AGREE THAT IN NO EVENT SHALL EITHER PARTY BE LIABLE OR RESPONSIBLE TO THE OTHER PARTY FOR ANY INCIDENTAL, INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES WHATSOEVER, INCLUDING WITHOUT LIMITATION LOST PROFITS AND DAMAGES RESULTING FROM LOSS OF USE OR LOST OR CORRUPTED DATA OR SOFTWARE EVEN IF SUCH PARTY HAS BEEN ADVISED, KNEW OR SHOULD HAVE KNOWN OF THE POSSIBILITY THEREOF. BOTH PARTIES EXPRESSLY WAIVE ANY CLAIMS DESCRIBED IN THE PRECEDING SENTENCE.

          NOTWITHSTANDING THE FOREGOING, THE LIMITATIONS OF LIABILITY SET FORTH ABOVE IN SECTION XI, SHALL NOT APPLY TO PROVIDER'S OBLIGATIONS AND LIABILITIES UNDER SECTION X ABOVE.

X.   NONWAIVER

          No course of dealing, course of performance, or failure of either party strictly to enforce any term, right or condition of this Agreement shall be construed as a waiver of any term, right, or condition. No waiver of breach of any provision of this Agreement shall be construed to be a waiver of any subsequent breach of the same of any other provision.

XI.  FORCE MAJEURE

          Neither Party shall be liable to the other Party for any failure to perform any of its obligations hereunder during any period in which such performance is delayed by fire, flood, war, embargo, strike, riot or the intervention of any governmental authority or similar circumstances (a "Force Majeure"). In such event, however, the delayed Party must: (a) promptly provide the other Party with written notice of the Force Majeure; and (b) use its best efforts to resume or commence performance under this Agreement. The delayed Party's time for performance will be excused for the duration of the Force Majeure, but if the Force Majeure event lasts longer than forty-five (45) Days, the other Party may immediately terminate this Agreement.

XII.  CHOICE OF LAW

          Laws of the State of Texas shall govern the construction, interpretation, and performance of, and all transactions under this Agreement.

XIII. ENTIRE AGREEMENT

          The terms and conditions contained in this Agreement supersede all prior oral or written understandings between the parties, shall constitute the entire agreement between the parties with respect to the subject matter of this Agreement and shall not be contradicted, explained or supplemented by any course of dealing between Linuxcare or any of its affiliates and DELL or any of its affiliates. Linuxcare employees' statements and Linuxcare advertisements or descriptions other than its published specifications do not constitute warranties or other contractual obligations, and shall not be relied upon by Dell as such. This Agreement shall not be modified or amended except by writing signed by an authorized representative of both parties.

XIV.  ASSIGNMENT

          This Agreement may not be assigned by either party without the prior written consent of the other party. Such consent shall not be unreasonably withheld.

XV.   PARTIES BOUND

          This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, heirs, successors and assignees.

XVI.  NOTICES

          All notices under this Agreement (except for requests for Service) shall be in writing and shall be given by telegram or similar communication, or by U.S. Certified mail, postage prepaid addressed to DELL at the address set forth on the front page of this Agreement and to Linuxcare at the address listed in the Section WRITTEN NOTICES, or to such other address as either party may designate by written notice pursuant hereto. Such notice shall be deemed to have been given when received.

          Any statement, notice, request or other communication shall be deemed to be sufficiently given to addressee and any delivery hereunder deemed made when sent by certified mail addressed to DELL at its office specified in the Agreement or to Linuxcare at the appropriate address specified in this section.

          Each party to this Agreement may change an address relating it by written notice to the other party.

XVII. SEVERABILITY

          If any paragraph, or clause thereof, in this Agreement shall be held to be invalid or unenforceable in any jurisdiction in which this Agreement is being performed, then the meaning of such paragraph or clause shall be severed from this Agreement and the remainder shall remain in full force and effect. However, in the event such paragraph or clause is considered an essential element of this Agreement, the parties shall promptly negotiate a replacement thereof. If the parties are unable to agree upon a replacement term within thirty (30) days of the final ruling rendering such term invalid or unenforceable, either party may terminate this Agreement upon ten (10) days prior written notice.

XIII. TAXES

          Any tax or related charge resulting from this Agreement or any activities hereunder, exclusive of any tax based on or measured by net income, which Linuxcare shall be required to pay or collect for any government shall be billed to Dell as a separate item and shall be paid by DELL unless a valid exemption certificate is furnished by Dell to Linuxcare.

XX.   WRITTEN NOTICES AND PAYMENTS

          Payments and all correspondence to either party relating to this Agreement shall be sent to:

Linuxcare, Inc.                          DELL Products, LP
                                         ATTN:
                                         Strategic Commodity Manager Software
                                         One Dell Way
                                         Round Rock, Texas 78682

Linuxcare:                               DELL:

/s/ Thomas W. Phillips                   /s/ Sharon Peterson

Name:                                    Name:

Title: VP Worldwide Sales                Title: WWSP, Dir.
       ------------------                       ----------
Signature: Thomas W. Phillips            Signature: Sharon Peterson
           ------------------                       ---------------

Date: 10/13/99                           Date: 10/22/99
      --------                                 --------

                               Supplement No: 1

                              SUPPORTED PLATFORMS


                                                   Dell          Red Hat Linux
Hardware               Dell Diag Name              Diag          Red Hat Linux           File and
                                                   Location      Configuration Tool      Command Diags
A. Base                                            In Box
System GX1             Dell Diagnostics            File          Boot Install            /proc/pci.
GX1p                   Library                                                           /proc/cpuinfo

B. Base                                            In Box
System 410             Dell Ver.3.92B/A03 or       File          Boot Install            /proc/pci.
610                    higher, P/N 33260           Library                               /proc/cpuinfo

C. (1) Single                                      In Box,       kernel.rpm for
or Dual                Dell Diagnostics            File          single, kernel-         /proc/pci,
Processor              Library                                   smp.rpm for multi       /proc/cpuinfo

(2) Any RAM                                        In Box,
up to 1 GIG            Dell Diagnostics            File          Boot Install            /proc/meminfo
                                                   Library

(3) Onboard                                        In Box,
IDE                    Dell Diagnostics            File          Boot Install            /proc/pci.
controllers                                        Library                               /proc/ide

(4) Onboard                                        In Box,
add-on                 Dell Diagnostics            File          Boot install            /proc/pci
Adaptec SCSI           Library                                                           /proc/scsi
CTRL

(5) Any SCSI                                       In Box,                               /proc/pci
or IDE hard            Dell Diagnostics            File          Boot Install            /proc/scsi
disk                   Library                                                           /proc/ide

(6) Any SCSI                                       In Box,                               /proc/pci
or IDE                 Dell Diagnostics            File          Boot Install            /proc/scsi
CDROM                  Library                                                           /proc/ide

(7) ATAPI ZIP                                      In Box,                               /proc/pci,
100 or 250             Dell Diagnostics            File          /etc/fstab              /proc/scsi,
                                                   Library                               /proc/ide

(8) Onboard                                        In Box,                               pnpdump,
Crystal                Dell Diagnostics            File          Sndconfig               /etc/isapnp.conf,
CS4236/Audio           Library                                                           /etc/conf.modules

(9) Onboard            Dell Diagnostics or 3Com    In Box,                               pnpdump,
3Com 3c90x             Diagnostics                 File          Snconfig                /etc/isapnp.conf,
NIC                    Library                                                           /etc/conf.modules

(10) Onboard
ATI Rage                                           In Box,                               /proc/pci,
Video for              Dell Diagnostics            File          Xconfigurator           /etc/X11/XF86Con
Optiplex               Library                                                           fig
                       Precision WorkStations

(11) Permedia          Diamond 8MB AGP              File                                 /proc/pci,
2 8MB video            Diagnostics                  Library      Xconfigurator           /etc/X11/XF86Con
card                   WSDMDDIA.EXE                                                      fig

(12) Diamond           TBD                                                               /proc/pci,
Viper 770D             (Not RTSed at this time)     TBD          Xconfigurator           /etc/X11/XF86Con

16MB video                                                                               fig
card

(13) STB               ??                          ??
NVIDIA TNT                                                       Xconfigurator           ??
16MB video
card

(14) any                                           in Box,                               use
keyboard PS/2          Dell Diagnostics            File          Mouseconfig             ??
                                                   library                               fig

(15) Microsoft                                     In Box,                               ??
Intellimouse           Dell Diagnostics            File          Mouseconfig             use,
PS/2                                               Library                               /etc/X11/F86Con
                                                                                         fig

(16) Logitech                                      In Box,                                /etc/sysconfig/mo
3 button               Dell Diagnostics            File          Mouseconfig              use,
mouse PS/2                                         Library                                /etc/X11/XF86Con
                                                                                          fig

(17) Logitech                                      In Box,                                /etc/sysconfig/mo
Mouseman               Dell Diagnostics            File          Mouseconfig              use,
Wheel PS/2                                         Library                                /etc/X11/XF86Con
                                                                                          fig

(18) any 2                                         In Box,                                /etc/sysconfig/mo
button PS/2            Dell Diagnostics            File          Mouseconfig              use,
mouse                                              Library                                /etc/X11/XF86Con
                                                                                          fig

The current Linuxcare contact for technical support

is:

Name: Gaylen Brown

Electronic Mail: Gbrown@linuixcare.com

Facsimile:

Voice: 415-354-4878x337

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                               SUPPLEMENT NO: 2

                          ESCALATION PROCEDURE MATRIX

ESCALATION PROCEDURES ARE OUTLINED AT:

http://www.Linuxcare.com/support_info/
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                                [CHART OMITTED]

Login: dell

Password: dellway

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                                 SUPPLEMENT 3

                        GEOGRAPHICAL REGIONS SUPPORTED

United States

Canada

Mexico

South America

Europe

Japan

Asia Pacific

Australia

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